                                                                    EXHIBIT 10.2

                           COLLATERAL TRUST AGREEMENT

                           dated as of March 25, 2002

                                      among

                                   AVAYA INC.,
                                       and
                            The Grantors named herein
                                   as Grantors

                                       and

                              THE BANK OF NEW YORK
                              as Collateral Trustee

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. CERTAIN DEFINED TERMS....................................................2
SECTION 1.02. CERTAIN REFERENCES.......................................................6

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

SECTION 2.01. COLLATERAL TRUST ESTATE..................................................6
SECTION 2.02. SECURITY FOR SECURED OBLIGATIONS.........................................7

                                   ARTICLE III

                               COLLATERAL ACCOUNT

SECTION 3.01. COLLATERAL ACCOUNT.......................................................7

                                   ARTICLE IV

                          ACTIONABLE DEFAULTS; REMEDIES

SECTION 4.01. ACTIONABLE DEFAULT NOTICE................................................8
SECTION 4.02. DIRECTION BY REQUIRED REPRESENTATIVES....................................9
SECTION 4.03. RIGHT TO INITIATE JUDICIAL PROCEEDINGS, ETC..............................9
SECTION 4.04. REMEDIES NOT EXCLUSIVE...................................................9
SECTION 4.05. WAIVER OF CERTAIN RIGHTS................................................10
SECTION 4.06. LIMITATION ON COLLATERAL TRUSTEE'S DUTIES IN RESPECT OF COLLATERAL......10
SECTION 4.07. LIMITATION BY LAW.......................................................11
SECTION 4.08. ABSOLUTE RIGHTS OF SECURED HOLDERS AND REPRESENTATIVES..................11
SECTION 4.09. TERMS OF SECURITY.......................................................11

                                    ARTICLE V

                             APPLICATION OF PROCEEDS

SECTION 5.01. APPLICATION OF PROCEEDS.................................................12
SECTION 5.02. APPLICATION OF WITHHELD AMOUNTS.........................................13
SECTION 5.03. RELEASE OF AMOUNTS IN COLLATERAL ACCOUNT................................14

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

                                        i
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
SECTION 6.01. DELIVERY OF AGREEMENTS..................................................14
SECTION 6.02. INFORMATION AS TO REPRESENTATIVES.......................................14
SECTION 6.03. COMPENSATION AND EXPENSES...............................................15
SECTION 6.04. STAMP AND OTHER SIMILAR TAXES...........................................15
SECTION 6.05. FILING FEES, EXCISE TAXES, ETC..........................................15
SECTION 6.06. INDEMNIFICATION.........................................................16
SECTION 6.07. FURTHER ASSURANCES.  Each Grantor agrees, at its own expense to perform its obligations under Section 7 of the Security Agreement.......16

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

SECTION 7.01. DECLARATION OF TRUST....................................................16
SECTION 7.02. EXCULPATORY PROVISIONS..................................................16
SECTION 7.03. DELEGATION OF DUTIES....................................................17
SECTION 7.04. RELIANCE BY COLLATERAL TRUSTEE..........................................17
SECTION 7.05. LIMITATIONS ON DUTIES OF THE TRUSTEES...................................18
SECTION 7.06. MONEYS TO BE HELD IN TRUST..............................................19
SECTION 7.07. RESIGNATION AND REMOVAL OF COLLATERAL TRUSTEE...........................19
SECTION 7.08. STATUS OF SUCCESSORS TO TRUSTEE.........................................20
SECTION 7.09. MERGER OF THE COLLATERAL TRUSTEE........................................20
SECTION 7.10. ADDITIONAL CO-TRUSTEES; SEPARATE TRUSTEES...............................21
SECTION 7.11. TRUSTEES APPOINTED ATTORNEYS-IN-FACT....................................22
SECTION 7.12. ORDINARY CARE...........................................................22

                                  ARTICLE VIII

                              RELEASE OF COLLATERAL

SECTION 8.01. PARTIAL RELEASE OF COLLATERAL...........................................23
SECTION 8.02. FULL RELEASE OF COLLATERAL UPON SATISFACTION OF CERTAIN CONDITIONS......24
SECTION 8.03. EFFECT OF RELEASE OF COLLATERAL.........................................25

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01. AMENDMENTS, SUPPLEMENTS AND WAIVERS.....................................26
SECTION 9.02. ADDITIONAL ACTIONS OF REPRESENTATIVES...................................26
SECTION 9.03. NOTICES.................................................................27
SECTION 9.04. HEADINGS................................................................28
SECTION 9.05. SEVERABILITY............................................................28
SECTION 9.06. TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL TRUSTEE....................28

                                       ii
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
SECTION 9.07. DEALINGS WITH THE GRANTORS..............................................28
SECTION 9.08. CLAIMS..................................................................28
SECTION 9.09. BINDING EFFECT..........................................................28
SECTION 9.10. GOVERNING LAW...........................................................28
SECTION 9.11. EFFECTIVENESS...........................................................29
SECTION 9.12. REEXECUTION OF AGREEMENT................................................29
SECTION 9.13. EFFECT ON DEBT AGREEMENTS...............................................29
SECTION 9.14. COUNTERPARTS............................................................29

                                       iii
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                           COLLATERAL TRUST AGREEMENT

             COLLATERAL TRUST AGREEMENT, dated as of March 25, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT") among AVAYA INC., a Delaware corporation (the "COMPANY"), certain of the Company's Subsidiaries listed on the signature pages hereto (such Subsidiaries, collectively with the Company are the "GRANTORS"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Collateral Trustee (together with any successor Collateral Trustee appointed pursuant to Article 7, the "COLLATERAL TRUSTEE"), the foregoing trustee being trustee for the Representatives and the Secured Holders (each as hereinafter defined). Certain capitalized terms used herein are defined in
Article 1 of this Agreement.

                             PRELIMINARY STATEMENTS:

             (1) The Company has entered into a 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of August 28, 2001, as amended by Amendment No. 1 dated as of February 8, 2002 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "364-DAY CREDIT AGREEMENT") with the Lenders and the Agent (each as defined therein).

             (2) The Company has entered into a Five Year Competitive Advance and Revolving Credit Facility Agreement dated as of September 25, 2000, as amended by Amendment No. 1 dated as of August 10, 2001 and by Amendment No. 2 dated as of February 8, 2002 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "FIVE YEAR CREDIT AGREEMENT", and, together with the 364-Day Credit Agreement, the "SENIOR CREDIT FACILITIES") with the Lenders (as defined therein and, together with the Lenders under the 364-Day Credit Agreement, the "SENIOR LENDERS") and the Agent (as defined therein and, together with the Agent under the 364-Day Credit Agreement, the "SENIOR AGENTS").

             (3) The Company will issue 11.125% Senior Secured Notes due 2009 (as amended, restated, supplemented or otherwise modified, the "NOTES"), pursuant to an Indenture, dated as of October 31, 2001, as supplemented by a second supplemental indenture to be dated March 28, 2002 (as amended, restated, supplemented or otherwise modified, the "INDENTURE"; the Indenture, the Notes and the Senior Credit Facilities being, collectively, the "DEBT AGREEMENTS") with The Bank of New York, as trustee (the "JUNIOR LIEN CREDITOR").

             (4) The Collateral Trustee has accepted the pledge and assignment, and the grant of a security interest in the Collateral (as hereinafter defined) as provided in the Security Agreement dated as of March 25, 2002 (as amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"), made by the Grantors in favor of the Collateral Trustee, as security for the Secured Obligations (as hereinafter defined) and the Company has directed the Collateral Trustee to enter into the Intercreditor Agreement (as hereinafter defined).

             (5) This Agreement and the other Collateral Documents (as hereinafter defined) are intended to secure the Debt Agreements to the extent required to comply with the

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                                        2

provisions of the Debt Agreements and the Collateral Trustee has agreed to undertake the rights, powers, duties and responsibilities set forth in this Agreement and the other Collateral Documents in order to effect such purpose.

             NOW THEREFORE, in consideration of the premises, the Grantors hereby agree with the Collateral Trustee for its benefit and for the Shared Benefit (as hereafter defined) of the Representatives and the Secured Holders (as hereinafter defined) as set forth herein as follows:

                                    ARTICLE I

                                   DEFINITIONS

             SECTION 1.01. CERTAIN DEFINED TERMS. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

             "ACTIONABLE DEFAULT" has the meaning specified in Section 4.01.

             "ACTIONABLE DEFAULT NOTICE" has the meaning specified in Section 4.01.

             "ADDITIONAL COLLATERAL" has the meaning specified in Section 2.01.

             "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time.

             "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in New York City or the city in which the Collateral Trustee maintains its corporate trust office.

             "COLLATERAL" means, collectively, all of the "Collateral" (as defined in the Security Agreement) and all of the Additional Collateral.

             "COLLATERAL ACCOUNT" has the meaning specified in Section 3.01.

             "COLLATERAL DOCUMENTS" means this Agreement, the Intercreditor Agreement, the Receivables Intercreditor Agreement, the Security Agreement and each Successor Collateral Agreement.

             "COLLATERAL TRUST ESTATE" means all of the right, title and interest of the Collateral Trustee, whether now owned or hereafter acquired, in and to the Collateral.

             "COLLATERAL TRUSTEE" has the meaning specified in the recital of parties to this Agreement.

             "COLLATERAL TRUSTEE'S FEES" means the fees and other amounts payable to the Collateral Trustee pursuant to Sections 6.03, 6.04 and 6.05 and amounts claimed and unpaid pursuant to Section 6.06.

             "COMPANY" has the meaning specified in the Preliminary Statements.

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                                        3

             "COLLATERAL TRUSTEE" has the meaning specified in the recital of parties to this Agreement.

             "DEBT AGREEMENTS" has the meaning specified in the Preliminary Statements and each agreement and instrument delivered by the Company pursuant thereto, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof.

             "DEFAULTED AGREEMENT PARTY" has the meaning specified in
Section 4.01.

             "DISTRIBUTION DATE" means any date on which the Collateral Trustee shall distribute moneys from the Collateral Account pursuant to Section 5.01.

             "FIVE YEAR CREDIT AGREEMENT" has the meaning specified in the Preliminary Statements.

             "GRANTORS" has the meaning specified in the recitals of parties to this Agreement.

             "INDENTURE" has the meaning provided in the Preliminary Statements.

             "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of March 25, 2002, among the Senior Agents and the Junior Lien Creditor.

             "JUNIOR LIEN CREDITOR" has the meaning specified in the Preliminary Statements.

             "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right or way or other encumbrance on title to real property.

             "MARKETABLE SECURITIES" means any of the following, to the extent free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 180 days from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that (i) is a Senior Lender or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) below, (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least $500 million, (c) commercial paper in an aggregate amount of no more than $25,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies or (d) money market or mutual funds that invest solely in Marketable Securities of the types described in clauses (a),
(b) or (c) above.

             "MOODY'S" has the meaning specified in the Five Year Credit Agreement.

             "NOTE HOLDERS" means the holders of the Notes.

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                                        4

             "NOTES" has the meaning specified in the Preliminary Statements.

             "PUBLIC DEBT RATING" has the meaning specified in the Five Year Credit Agreement.

             "RECEIVABLES INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of March 25, 2002, among Citicorp North America, Inc. as program agent, Avaya Receivables Funding LLC, as seller, the Company, as borrower, originator and collection agent, and the Collateral Trustee.

             "REPRESENTATIVES" means at any time, collectively, (a) the Senior Agents, as the representatives hereunder for the Senior Lenders at such time and
(b) the Junior Lien Creditor, as the representative hereunder for the Note Holders at such time.

             "REQUIRED REPRESENTATIVES" means (a) so long as any Senior Secured Obligation remains outstanding and unpaid, the Senior Agents acting together in their own discretion or at the direction of the Required Senior Lenders at such time or (b) thereafter, the Junior Lien Creditor, on behalf of itself and the Secured Holders represented thereby; PROVIDED, HOWEVER, that amounts held at such time by the Collateral Trustee on behalf of a Representative and such Representative's Secured Holders in an account of the Collateral Trustee established at the request of such Representative pursuant to Section 5.02 hereof shall be deemed to have been applied to repay the Secured Obligations of such Secured Holders whether or not such amount has been so applied.

             "REQUIRED SENIOR LENDERS" means Senior Lenders that own or hold more than 50% of the aggregate amount of the outstanding Secured Obligations of all Senior Lenders under the Senior Credit Facilities at such time.

             "S&P" has the meaning specified in the Five Year Credit Agreement.

             "SECURED AGREEMENTS" means, collectively, the Debt Agreements, any agreement or document relating to any treasury management services provided by the Senior Lenders or their affiliates to the Company or any of its Subsidiaries, all agreements evidencing any other obligations of the Company owing to Senior Lenders or their affiliates including, without limitation, all letters of credit issued by the Senior Lenders or their affiliates for the benefit of the Company or any of its Subsidiaries, all hedge agreements entered into with the Company or any of its Subsidiaries by the Senior Lenders or their affiliates, and each agreement or instrument delivered by any Grantor pursuant to any of the foregoing (including, without limitation, the Collateral Documents), as the same may be amended from time to time in accordance with the provisions thereof but shall not include any obligations of the Company or any Subsidiary to any Senior Lender or its affiliates in connection with any receivables securitization program permitted pursuant to Section 5.07(viii) of the Credit Agreement.

             "SECURED HOLDERS" means, at any time, the Senior Secured Creditors and the Note Holders.

             "SECURED OBLIGATIONS" means at any time any obligations, whether matured or unmatured, contingent or liquidated, of any Grantor arising out of or evidenced by this

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                                        5

Agreement or by the Secured Agreements, whether for principal, interest, expenses, premiums, indemnities, fees or other amounts, whether or not such obligations are due and payable at such time. For purposes of determining the "Required Representatives" on any date, the aggregate amount of outstanding Secured Obligations represented by each Representative on such date shall include:

             (a) in the case of the Secured Obligations of Secured Holders represented by the Senior Agents under the Senior Credit Facilities, the aggregate amount of the advances under the Senior Credit Facilities outstanding at such time, and

             (b) in the case of Secured Obligations of Secured Holders represented by the Junior Lien Creditor under the Indenture, the aggregate amount of the Notes outstanding at such time.

             "SECURITY AGREEMENT" has the meaning specified in the Preliminary Statements.

             "SECURITY PERIOD" means the period beginning on the date hereof until the date thereafter, if any, that (i) the Company's corporate credit rating shall be at least BBB by S&P and the Company's Public Debt Rating shall be at least Baa2 by Moody's and (ii) to the extent such corporate credit rating shall be BBB by S&P or such Public Debt Rating shall be Baa2 by Moody's, such rating shall not be accompanied by either (x) in the case of S&P, a negative outlook, creditwatch negative or the equivalent thereof or (y) in the case of Moody's, a negative outlook, a review for possible downgrade or the equivalent thereof.

             "SENIOR AGENTS" has the meaning specified in the Preliminary Statements.

             "SENIOR LENDERS" has the meaning specified in the Preliminary Statements.

             "SENIOR SECURED CREDITORS" means the Senior Lenders and such of their affiliates as are party to any Secured Agreement and the Senior Agents, including in their capacity as Representatives for the Senior Lenders and such affiliates.

             "SENIOR SECURED OBLIGATIONS" means the Secured Obligations owing to the Senior Secured Creditors.

             "SHARED BENEFIT" means, with respect to any of the Collateral or any rights to share in any proceeds thereof, (i) so long as any Senior Secured Obligation remains outstanding and unpaid, the equal and ratable interest therein and rights in respect thereof of the Senior Secured Creditors in accordance with the terms of the Secured Agreements based on their respective pro rata shares of the Senior Secured Obligations and (ii) thereafter, the equal and ratable interest therein and rights in respect thereof of the Secured Holders in accordance with the terms of the Secured Agreements based on their respective pro rata shares of the Secured Obligations.

             "SUBSEQUENT INTERCREDITOR AGREEMENT" means an intercreditor agreement entered into by the Collateral Trustee in accordance with
Section 8.01.

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                                        6

             "SUCCESSOR COLLATERAL" means, with respect to any Grantor, any property and assets of such Grantor (or any of its successors and assigns) as such Grantor (or any such successor or any such assign) may, from time to time, upon notice to the Collateral Trustee, pursuant to the Debt Agreements or otherwise, grant to the Collateral Trustee as additional collateral for its benefit and in trust for the Shared Benefit of the Representatives, on their behalf and on behalf of the Secured Holders.

             "SUCCESSOR COLLATERAL AGREEMENTS" means all documents creating, evidencing or relating to any of the Successor Collateral.

             "364-DAY CREDIT AGREEMENT" has the meaning specified in the Preliminary Statements.

             SECTION 1.02. CERTAIN REFERENCES. In this Agreement, the words "hereof," "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All section, schedule and exhibit references set forth in this Agreement are, unless otherwise specified, references to such section in, or schedule or exhibit to, this Agreement.

                                   ARTICLE II

                 CONFIRMATION AND CREATION OF SECURITY INTERESTS

             SECTION 2.01. COLLATERAL TRUST ESTATE. Each Grantor hereby confirms that, pursuant to the terms of the Collateral Documents to which it is a party, such Grantor has pledged and assigned to the Collateral Trustee for its benefit and in trust for the Shared Benefit of the Representatives and the Secured Holders, and has granted the Collateral Trustee for its benefit and in trust for the Shared Benefit of the Representatives and the Secured Holders a Lien on the Collateral described therein. Each Grantor hereby further pledges and assigns to the Collateral Trustee for its benefit and in trust for the Shared Benefit of the Representatives, on its behalf and on behalf of the Secured Holders, and hereby grants to the Collateral Trustee for its benefit and in trust for the Shared Benefit of the Representatives, on their behalf and on behalf of the Secured Holders, a Lien on the following (collectively, together with any Successor Collateral, the "ADDITIONAL COLLATERAL"):

             (i)   the Collateral Account established pursuant to
     Section 3.01(a) with the Collateral Trustee at its offices at its corporate trust department in the State of New York and is, and shall at all times remain, under the sole dominion and control of the Collateral Trustee, all funds held therein and all certificates and instruments, if any, from time to time representing each Collateral Account;

             (ii) all Marketable Securities held in the Collateral Account from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Marketable Securities;

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                                        7

             (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustee for or on behalf of any Grantor in substitution for or in addition to any or all of the then existing Additional Collateral;

             (iv) all interest, income, dividends, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Additional Collateral referred to in clauses (i) through (iii) of this Section 2.01(a); and

             (v) all proceeds of any and all of the foregoing Additional Collateral (including, without limitation, proceeds that constitute property and assets of the types described in clauses (i) through (iv) of this Section 2.01(a)) and, to the extent not otherwise included, all (A) payments under any indemnity, warranty or guaranty payable with respect to any of the foregoing Additional Collateral, and (B) cash.

             SECTION 2.02. SECURITY FOR SECURED OBLIGATIONS. All of the right, title and interest of the Collateral Trustee in and to the Collateral Trust Estate secures the payment of all of the Secured Obligations now or hereafter existing under or in respect of the Secured Agreements and the performance of, and the compliance with, all of the covenants and conditions of this Agreement, the other Collateral Documents and the Secured Agreements.

                                   ARTICLE III

                               COLLATERAL ACCOUNT

             SECTION 3.01. COLLATERAL ACCOUNT. (a) The Collateral Trustee shall establish and maintain a non-interest bearing cash collateral account (the "COLLATERAL ACCOUNT") for the Representatives and the Secured Holders at its offices at its corporate trust department in the State of New York in accordance with the terms of this Agreement. All moneys that are received by the Collateral Trustee upon the occurrence and during the continuance of an Actionable Default, upon liquidation or otherwise in respect of the Collateral shall be deposited in the Collateral Account and, thereafter, shall be held and applied by the Collateral Trustee in accordance with the terms of this Agreement.

             (b)   The Collateral Trustee shall, subject to the provisions of
Article IV and Article VIII, from time to time (i) invest amounts on deposit in the Collateral Account in Marketable Securities and (ii) invest interest paid on such Marketable Securities, and reinvest other proceeds of any such Marketable Securities that may mature or be sold, in additional Marketable Securities, in each case at the written direction of (x) the Company so long as no Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn and (y) the Required Representatives if an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn. Interest and proceeds that are not invested or reinvested in Marketable Securities as provided in the immediately preceding sentence shall be deposited and held in the Collateral Account. Notwithstanding the foregoing, the Collateral Trustee shall, to the extent possible, invest any funds to be distributed on a Distribution Date in Marketable Securities that shall mature or become liquid on or prior to such

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                               8

Distribution Date. All Marketable Securities made in respect of the Collateral Account and all interest and income received thereon and therefrom and the net proceeds realized on the maturity or sale thereof shall be held in the Collateral Account as part of the Collateral Trust Estate pursuant to the terms hereof.

             (c) The Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or regulatory authority, as are in effect from time to time.

                                   ARTICLE IV

                          ACTIONABLE DEFAULTS; REMEDIES

             SECTION 4.01. ACTIONABLE DEFAULT NOTICE. (a) If, at any time, (x) any event or circumstance of the types described in Section 6(g) or (h) of the Five Year Credit Agreement shall have occurred with respect to any Grantor or
(y) a payment default under any Debt Agreement shall have occurred and be continuing, and, as a result thereof, any Representative or any Secured Holder under, or the percentage of Secured Holders specified in, such Debt Agreement (any such party or percentage of Secured Holders being a "DEFAULTED AGREEMENT PARTY") has the right thereunder (without the delivery of any further notice or the requirement that any further time elapse) to declare all of the Secured Obligations of the Grantors under such Secured Agreement to be due and payable prior to the stated maturity thereof or (z) a Defaulted Agreement Party shall have declared all of the Secured Obligations of the Grantors under such Secured Agreement to be due and payable prior to the stated maturity thereof (any such default being an "ACTIONABLE DEFAULT"), and if such Defaulted Agreement Party gives the Collateral Trustee, with a copy to the Company, a written notice (an "ACTIONABLE DEFAULT NOTICE") stating:

             (i)   the nature of the Actionable Default;

             (ii) the action requested to be taken by the Collateral Trustee with respect to the Collateral and the Collateral Documents (which action may include, without limitation, the calling of a meeting of the Representatives or the institution of any remedies provided by law or this Agreement or any Collateral Document); and

             (iii) that such Defaulted Agreement Party has polled the Representatives with respect to such action,

then the Collateral Trustee shall forthwith send a copy of the Actionable Default Notice to each Representative. The Representatives shall provide the Collateral Trustee with a certificate that shall state whether or not they favor the Collateral Trustee taking such action. If the Required Representatives shall have directed the Collateral Trustee to commence the action set forth in the Actionable Default Notice (whether or not such poll shall have been taken or completed), then, subject to Section 4.01(b) and the right of the Collateral Trustee to commence such action under the Collateral Documents, the Collateral Trustee shall forthwith undertake such action subject to the provisions of
Section 7.05(d) and shall, to the extent practicable, use commercially reasonable efforts to give prior written notice of such action to the Company. The Collateral Trustee shall, subject to Sections 4.01(b), 4.08 and 6.06, follow the directions of the Required Representatives with respect to the time, method and place of taking any action requested in an

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                                        9

Actionable Default Notice. The Collateral Trustee shall assume conclusively that no Actionable Default has occurred and is continuing until it receives an Actionable Default Notice.

             (b) If the Actionable Default which was the basis for the giving of an Actionable Default Notice shall be cured or waived in accordance with the terms of the applicable Debt Agreement, the Defaulted Agreement Party which gave such Actionable Default Notice shall promptly notify the Collateral Trustee in writing of such cure or waiver, upon receipt of such written notice of a cure or waiver (i) such Actionable Default Notice shall be deemed withdrawn, (ii) the Collateral Trustee shall deliver to each Representative such writing evidencing the cure or waiver of a Default Notice as it may have received pursuant to this Section (b) and (iii) any direction to the Collateral Trustee to take any action in connection with such Actionable Default Notice shall be deemed immediately rescinded. If in connection solely with such withdrawn Actionable Default Notice the Collateral Trustee shall have been directed to take, and shall have commenced taking but shall not have completed, any action, the Collateral Trustee shall promptly terminate any such action which it shall not also have been directed to take in connection with an Actionable Default Notice other than that withdrawn.

             SECTION 4.02. DIRECTION BY REQUIRED REPRESENTATIVES. As to any matters not expressly provided for under this Agreement or the other Collateral Documents (including, without limitation, matters relating to enforcement and collection of the Secured Obligations), the Collateral Trustee shall not be required to exercise any discretion or to take any action under this Agreement or the other Collateral Documents, or in respect of the Collateral, but subject to the provisions of Section 7.05(d) shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) in accordance with the written instructions of the Required Representatives which instructions shall reference Section 6.06 hereof.

             SECTION 4.03. RIGHT TO INITIATE JUDICIAL PROCEEDINGS, ETC. (a) Upon the occurrence of and during the continuance of any Actionable Default and the receipt by the Collateral Trustee of an Actionable Default Notice that has not been withdrawn pursuant to Section 4.01(b) above, the Collateral Trustee (i) shall have the right and power to institute and maintain such suits and proceedings as it or the Required Representatives may deem appropriate to protect and enforce the rights vested in it by this Agreement and the other Collateral Documents and (ii) may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to dispose of, collect or otherwise realize upon, all or any portion of the Collateral Trust Estate under the final non-appealable judgment or decree of a court of competent jurisdiction.

             (b) If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of this Agreement or any other Collateral Document.

             SECTION 4.04. REMEDIES NOT EXCLUSIVE. (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative

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                                       10

and shall be in addition to every other remedy conferred herein or in the Collateral Documents or now or hereafter existing at law or in equity or by statute.

             (b) No delay or omission of the Collateral Trustee to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or any acquiescence therein; and every right, power and remedy given by this Agreement or any Collateral Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

             (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantors, the Collateral Trustee, the Representatives and Secured Holders shall, subject to any determination in such proceeding, severally be restored to their former positions and rights hereunder and under such Collateral Document with respect to the Collateral Trust Estate, the Collateral Account and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

             (d) Each Grantor expressly agrees that all rights of action and rights to assert claims upon or under this Agreement and the Collateral Documents may be enforced by the Collateral Trustee without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Collateral Trust Estate; PROVIDED that nothing in this Section 4.04(d) shall constitute a waiver of any defense that the Company or any other Grantor may have, including the right to challenge the amounts outstanding under the Secured Agreements or the continued existence of the Lien on the Collateral.

             SECTION 4.05. WAIVER OF CERTAIN RIGHTS. Each Grantor, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent affiliates, creditors, vendees, assignees and lienors, expressly waives and releases, to the fullest extent permitted by law, any, every and all rights to demand or to have any marshalling of the Collateral Trust Estate upon any enforcement of any Collateral Document, including, without limitation, upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of any Collateral Document or this Agreement and consents and agrees that all the Collateral Trust Estate in any such sale may be offered and sold as an entirety.

             SECTION 4.06. LIMITATION ON COLLATERAL TRUSTEE'S DUTIES IN RESPECT OF COLLATERAL. Beyond the duties set forth in this Agreement, the Collateral Trustee shall not have any duty to any Grantor, any Secured Party or the Representatives as to any Collateral in the Collateral Trustee's possession or control or in the possession or control of any agent or nominee of the Collateral Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and, with respect to such possession or control, the

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                                       11

Collateral Trustee shall not have any liability except for its failure to exercise ordinary care in the handling of moneys and securities and other property actually received by it.

             SECTION 4.07. LIMITATION BY LAW. All rights, remedies and powers provided by this Article 4 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article 4 are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or, if the Representatives elect that this Agreement should be recorded, registered or filed, not entitled to be recorded, registered, or filed under the provisions of any applicable law.

             SECTION 4.08. ABSOLUTE RIGHTS OF SECURED HOLDERS AND REPRESENTATIVES. Notwithstanding any other provision of this Agreement or any of the other Collateral Documents but subject to the Intercreditor Agreement, the Receivables Intercreditor Agreement and any Subsequent Intercreditor Agreement, each of the Representatives and each of the Secured Holders has an absolute and unconditional right to receive payment of all of the Secured Obligations owing to such Representative or such Secured Holder, as the case may be, when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the applicable Secured Agreements, and the right of each such Representative and each such Secured Holder to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert its position as a secured creditor in a proceeding under the Bankruptcy Code in which any Grantor is a debtor, and the obligation of such Grantor to pay all of the Secured Obligations owing to each of the Representatives and each of the Secured Holders at the time and place expressed therein, shall not be impaired or affected without the consent of such Representative or such Secured Holder. In addition, the right of any Secured Holder or any Representative, on behalf of itself or on behalf of any such Secured Holder, to receive payment or security from sources other than the Collateral shall not be, and is not hereby, impaired or affected in any manner. Without limiting the generality of the foregoing provisions of this Section 4.08, no Secured Holder and no Representative, on behalf of itself or on behalf of any Secured Holder, shall be obligated to share with any other Secured Holder or any other Representative any proceeds of any collateral, guaranty or right of setoff other than pursuant to, and to the extent expressly required under, this Agreement, the other Secured Agreements, the Intercreditor Agreement, the Receivables Intercreditor Agreement and any Subsequent Intercreditor Agreement; nor shall any Secured Holder's or any Representative's right to receive its ratable share of any amounts maintained in the Collateral Account, if any, or any proceeds of any of the Collateral, or any part thereof, under the terms of this Agreement, the other Collateral Documents, the Intercreditor Agreement the Receivables Intercreditor Agreement and any Subsequent Intercreditor Agreement be diminished or affected in any way by its right to receive proceeds of any other collateral or right of setoff, or payment upon a guaranty or from any other source.

             SECTION 4.09. TERMS OF SECURITY. This Agreement is intended solely to comply with the provisions of the Indenture and the Notes to secure the unpaid Secured Obligations arising thereunder and under the Notes in accordance with the terms set forth therein, it being understood that the Lien hereunder in favor of the Junior Lien Creditor, as Representative for the Note Holders, shall remain at all times junior to the Lien of the Senior Secured Creditors in accordance with the terms of the Intercreditor Agreement.

                                    ARTICLE V

                             APPLICATION OF PROCEEDS

             SECTION 5.01. APPLICATION OF PROCEEDS. (a) If, following the acceleration of the principal amount of the Secured Obligations under any Secured Agreement and pursuant to the exercise of any remedy set forth in any Collateral Document, any Collateral is sold or otherwise realized upon by the Collateral Trustee, the proceeds received by the Collateral Trustee in respect of such Collateral shall be deposited in the Collateral Account, and all moneys held by the Collateral Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Collateral Trustee on each date upon which a distribution is made (each, a "DISTRIBUTION DATE") as follows:

             FIRST, to the payment, without duplication, of all reasonable legal fees and expenses and other reasonable costs or expenses or other liabilities of any kind incurred by the Collateral Trustee as a secured party under any Collateral Document or otherwise in connection with any Collateral Document or this Agreement (including, without limitation, any reasonable costs or expenses or liabilities incurred in connection with the sale of any assets covered by any Collateral Document, or in the operation or maintenance of any of the assets covered by any Collateral Document), including the reimbursement to any Representative of any amounts theretofore advanced by such Representative for the payment of such fees, costs and expenses, except only for any such fees, expenses, costs or liabilities incurred by the Collateral Trustee as a result of its gross negligence or willful misconduct in performing or failing to perform any of its duties to the parties hereto expressly set forth herein; PROVIDED, HOWEVER, that nothing herein is intended to relieve any Grantor of its duties to pay such costs, fees, expenses and liabilities otherwise payable to the Collateral Trustee from funds outside of the Collateral Account, as required by this Agreement;

             SECOND, to the Collateral Trustee (without duplication) in an amount equal to the Collateral Trustee's Fees which are unpaid as of the Distribution Date and to any Representative which has theretofore advanced or paid any the Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Representative prior to such Distribution Date; PROVIDED, HOWEVER, that nothing herein is intended to relieve any Grantor of its duties to pay such fees and claims from funds outside of the Collateral Account, as required by this Agreement;

             THIRD, in accordance with paragraph (b) below, ratably to the Senior Agents, as Representatives for the Senior Secured Creditors, on behalf of the Senior Secured Creditors for application to the Secured Obligations of the Senior Secured Creditors, or, to be held by such Representatives (or by the Collateral Trustee on behalf of such Representatives pursuant to Section 5.02 or otherwise) pending such application;

             FOURTH, to the Junior Lien Creditor, as Representative for the Note Holders, on behalf of the Note Holders for application to the Secured Obligations of the Note Holders, or, to be held by such Representative (or by the Collateral Trustee on behalf of such Representative pursuant to Section 5.02 or otherwise) pending such application; and

             FIFTH, any surplus remaining after the payment in full in cash of the Secured Obligations shall, pursuant to the provisions of Section 8.02, be paid to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

             (b) In order to determine the ratable amount to be distributed to each of the Representatives entitled to a distribution pursuant to clause THIRD above on each Distribution Date, unless otherwise directed in writing by the Senior Agents, the Collateral Trustee may conclusively rely, and shall be fully protected in relying, on a certificate of the Chief Financial Officer, Treasurer or Controller of the Company setting forth the Secured Obligations (identified by type and amount) outstanding under each Secured Agreement on such Distribution Date. The ratable portion of the aggregate amount available for distribution hereunder on any Distribution Date which shall be distributed to each Senior Agent entitled to a distribution on such Distribution Date shall be a fraction, (i) the numerator of which shall be the aggregate amount of Senior Secured Obligations of the Secured Holders represented by such Senior Agent, and
(ii) the denominator of which shall be the aggregate amount of Secured Obligations of all the Senior Secured Creditors; PROVIDED, HOWEVER, that the aggregate amount distributable to such Senior Agent on such Distribution Date shall not exceed the aggregate amount of Senior Secured Obligations which are then payable by any Grantor to the Secured Lenders of such Senior Agent; and, PROVIDED, FURTHER, that, for such purposes, amounts distributable to a Senior Agent on a prior Distribution Date and held on behalf of such Senior Agent and the Secured Lenders of such Senior Agent pursuant to Section 5.02 of this Agreement shall be deemed to have been applied to the Senior Secured Obligations of the Secured Lenders represented by such Senior Agent, regardless of whether such application has occurred.

             SECTION 5.02. APPLICATION OF WITHHELD AMOUNTS. If on any Distribution Date any amounts on deposit to the Collateral Account are distributable pursuant to Section 5.01 to any Representative, and if such Representative shall have given notice to the Collateral Trustee on or prior to such Distribution Date that all or a portion of such proceeds which are otherwise distributable to such Representative pursuant to Section 5.01 shall be held by the Collateral Trustee on behalf of such Representative for the benefit of the Secured Holders of such Representative, then, subject to the last sentence of this Section 5.02, the Collateral Trustee shall hold such amount in a separate non-interest bearing cash collateral account of the Collateral Trustee for the benefit of such Representative and such Secured Holders, until such time as such Representative shall deliver a written request for the delivery thereof from such account to such Representative or as such Representative may otherwise direct in such notice. If thereafter the Secured Obligations of the Secured Holders represented by any such Representative shall have been repaid in full in cash on any date, then (a) upon the written request of the Company (or any other Representative) certifying as to such payment in full, and (b) after delivery of such notice by the Collateral Trustee to such Representative, the Collateral Trustee shall not have received a written notice of objection from such Representative within 10 Business Days after such Representative's receipt of such notice, promptly following such 10th Business Day (or the earlier receipt by the Collateral Trustee of the written consent of such Representative), any amounts held on account for such Representative pursuant to this Section 5.02 shall be again deposited by the Collateral Trustee to the Collateral Account and thereafter distributed as provided in Section
5.01. The Collateral Trustee shall invest amounts on deposit to any such account in such Marketable Securities as the applicable Representative may direct from time to time.

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                                       14

             SECTION 5.03. RELEASE OF AMOUNTS IN COLLATERAL ACCOUNT. Amounts distributable to a Representative on any Distribution Date pursuant to
Section 5.01 shall either be paid to such Representative for the benefit of such Representative and its Secured Holders by the Collateral Trustee (or deposited to an account for the benefit of such Representative and its Secured Holders pursuant to Section 5.02) upon receipt by the Collateral Trustee of a written certificate of such Representative setting forth appropriate payments instructions for such Representative. If no such notice is delivered by a Representative within 10 Business Days thereafter, the Collateral Trustee shall deposit amounts otherwise distributable to such Representative to an account for the benefit of such Representative and its Secured Holders pursuant to Section
5.02 hereof.

                                   ARTICLE VI

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

             SECTION 6.01. DELIVERY OF AGREEMENTS. The Company will deliver to the Collateral Trustee a true and complete copy of each Secured Agreement, including each Collateral Document, as in effect on such date. The Company agrees that, promptly upon the execution thereof, the Company will deliver to the Collateral Trustee a true and complete copy of any and all Collateral Documents entered into subsequent to the date hereof and a true and complete copy of any and all amendments, modifications or supplements to any of the foregoing.

             SECTION 6.02. INFORMATION AS TO REPRESENTATIVES. The Company agrees that it shall deliver to the Collateral Trustee from time to time upon written request of the Collateral Trustee a list setting forth, for each Secured Agreement, (a) the aggregate principal amount outstanding thereunder, (b) the accrued and unpaid interest thereunder, (c) the accrued and unpaid fees (if any) thereunder, (d) the names of the Representatives and of the Secured Holders (to the extent known to the Company) thereunder, and all other unpaid amounts thereunder known to the Company, owing to each such Representative, for its own account and on behalf of such Secured Holders and (e) such other information known to the Company regarding the Representatives, such Secured Holders and the Secured Agreements as the Collateral Trustee may reasonably request. In addition, the Company shall deliver to the Collateral Trustee, each time a distribution from the Collateral Trust Estate or the Collateral Account is to be made pursuant to the terms hereof, not later than two Business Days after receipt of a copy of the applicable distribution request delivered by a Defaulted Agreement Party pursuant to Section 5.04 hereof, a certificate of the Chief Financial Officer, Treasurer or Controller of the Company, setting forth the amounts to be distributed and the Persons to whom such distributions are to be made, including appropriate payment instructions therefor, PROVIDED, that if any distribution is directed to be made to any Representative, if such Representative shall have notified the Collateral Trustee in writing that such Representative is unable to accept such distribution, such distribution shall be made instead to an account established pursuant to Section 5.02 hereof for the benefit of such Representative and its Secured Holders. The Company will furnish to the Collateral Trustee, with a copy to each Representative, a list setting forth the name and address of each Representative and each Person to whom notices must be sent under the Secured Agreements and the Company agrees to furnish promptly to the Collateral Trustee any changes or additions to such list of which the Company is made aware. Unless otherwise specified herein, the Collateral Trustee may for all purposes hereunder, rely on such information given by

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                                       15

the Company unless (i) the Collateral Trustee shall have actual knowledge of an inaccuracy or (ii) any Representative shall provide contrary information in writing with respect to such Representative.

             SECTION 6.03. COMPENSATION AND EXPENSES. The Company agrees to pay to the Collateral Trustee and any co-trustees or successor trustees appointed hereunder, from time to time upon demand, (a) such compensation for their services hereunder and under the Collateral Documents and for administering the Collateral Trust Estate, the Collateral Account and any account or accounts established pursuant to Section 5.02 hereof as set forth in the fee letter between the Company and the Collateral Trustee, as such fee letter may be amended, supplemented or otherwise modified by the written agreement of the Company and the Collateral Trustee from time to time and (b) all the reasonable fees, costs and expenses incurred by any of them (including, without limitation, the reasonable fees and disbursements of one counsel) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and each Collateral Document or the enforcement of any of the provisions hereof or thereof or (ii) incurred or required to be advanced in connection with (A) the administration of the Collateral Trust Estate, the Collateral Account, the Collateral Documents and any account or accounts established pursuant to Section 5.02 hereof, (B) the custody, preservation, operation of, or the sale or other disposition of Collateral pursuant to any Collateral Document, collection from or other realization upon, any of the Collateral, (C) the exercise or enforcement of any of the rights of the Collateral Trustee, the Representatives or the Secured Holders hereunder, (D) the preservation, protection or defense of its rights under this Agreement and in and to the Collateral, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof and the Collateral Trust Estate or
(E) the failure by any Grantor to perform or observe any of the provisions of any Collateral Document. As security for such payment, the Collateral Trustee shall have a prior Lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate. The Company's obligations under this Section 6.03 shall survive the termination of this Agreement.

             SECTION 6.04. STAMP AND OTHER SIMILAR TAXES. The Company agrees to indemnify and hold harmless the Collateral Trustee, each Representative and each Secured Holder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Collateral Document, the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof or any Collateral. The obligations of the Company under this Section 6.04 shall survive the termination of this Agreement.

             SECTION 6.05. FILING FEES, EXCISE TAXES, ETC. Without limiting
Section 7.02, the Company agrees to pay or to reimburse the Collateral Trustee and each Secured Holder, as the case may be, for any and all amounts paid by the Collateral Trustee, if any, or such Secured Holder, as the case may be, in respect of all reasonable search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Collateral Document. The obligations of the Company under this Section 6.05 shall survive the termination of this Agreement.

             SECTION 6.06. INDEMNIFICATION. (a) The Company agrees to pay, indemnify, and hold harmless the Collateral Trustee and each of the agents thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the costs and expenses of defending any claim against any of them) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents other than to the extent arising from the gross negligence or willful misconduct of the Collateral Trustee or such of the agents thereof or any failure of the Collateral Trustee or any such agent to exercise ordinary care in the handling of moneys and securities and other property actually received by the Collateral Trustee or any such agent. As security for such payment, the Collateral Trustee shall have a prior Lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate.

             (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any Collateral Document or the Collateral for any amount owing thereunder, or to enforce any provisions thereof, the Company will save, indemnify and hold harmless the Collateral Trustee from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (other than to the extent that such expense, loss or damage is caused by the gross negligence or willful misconduct of the Collateral Trustee or the failure of the Collateral Trustee to exercise ordinary care in the handling of moneys and securities and other property actually received by the Collateral Trustee), arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Collateral Trustee, any Representative or any Secured Holder. The agreements in this
Section 6.06 shall survive the termination of this Agreement.

             SECTION 6.07. FURTHER ASSURANCES. Each Grantor agrees, at its own expense to perform its obligations under Section 7 of the Security Agreement.

                                   ARTICLE VII

                             THE COLLATERAL TRUSTEE

             SECTION 7.01. DECLARATION OF TRUST. The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article
VII. Further, the Collateral Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in (a) the Collateral Trust Estate and the Collateral Account for the Shared Benefit of the Representatives and the Secured Holders as provided herein, and (b) each account as may be established pursuant to Section 5.02 at the request of a Representative upon the trust herein set forth and for the benefit of such Representative on behalf of its applicable Secured Holders as provided herein.

             SECTION 7.02. EXCULPATORY PROVISIONS. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Collateral Documents, all of which are made solely by each Grantor which is a party thereto. The Collateral Trustee makes no representations as to the value or condition of the Collateral Trust Estate, the Collateral Account or any part thereof, or as to the title of any Grantor thereto or as to the security afforded by the Collateral Documents or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Collateral Document or any Secured Agreement, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Collateral Trust Estate or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate or the Collateral Account, except that in any event that the Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate or the Collateral Account, the Collateral Trustee shall preserve the part in its possession. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Representative or any Secured Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

             (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained herein, in any other Collateral Document or in any Secured Agreement.

             SECTION 7.03. DELEGATION OF DUTIES. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of the Company or any affiliate of the Company). The Collateral Trustee shall be entitled to rely upon advice of reasonably selected counsel and other professionals concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by them in without gross negligence or willful misconduct.

             SECTION 7.04. RELIANCE BY COLLATERAL TRUSTEE. (a) Whenever in the administration of the trusts of this Agreement or, pursuant to any other Collateral Document, the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action hereunder by the Collateral Trustee unless otherwise provided herein (including, without limitation, the determination of the composition of the Required Representatives), such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an officer or the Controller of the Company delivered to the Collateral Trustee and the Representatives, and such certificate shall constitute a full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon unless (i) the Collateral Trustee shall have actual knowledge of an inaccuracy therein or (ii) any

Representative shall provide contrary information in writing with respect to such matter within 10 days of the date of such certificate.

             (b) The Collateral Trustee may consult with independent counsel, independent public accountants and other experts selected by it (including, counsel to or any employee of any Grantor or any affiliate of the Grantor), and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith unless the Collateral Trustee has actual knowledge of the incorrectness of such opinion or the facts upon which such opinion are stated to be based are wrong. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate or the Collateral Account or any account established pursuant to Section 5.02 hereof from the Required Representatives or any court of competent jurisdiction.

             (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notices, certificates or opinions furnished to the Collateral Trustee that conform to the requirements of this Agreement or any Collateral Document.

             SECTION 7.05. LIMITATIONS ON DUTIES OF THE TRUSTEES. (a) The Collateral Trustee undertakes to perform only the duties expressly set forth herein and no implied covenant or obligation shall be read into this Agreement against the Collateral Trustee.

             (b) The Collateral Trustee may exercise the rights and powers granted to it by this Agreement and the Collateral Documents, but only pursuant to the terms of this Agreement, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Required Representatives.

             (c) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any Collateral Document (including, without limitation, the giving of any consent, notice or request) except upon the written request of the Required Representatives. The Collateral Trustee shall make available for inspection and copying by each Representative each certificate or other paper furnished to the Collateral Trustee by any Grantor, by any Representative, or by any other Person, under or in respect of this Agreement, any Collateral Document or any of the Collateral Trust Estate.

             (d) The Collateral Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Collateral Document at the request or direction of any Representatives pursuant to this Agreement, unless such Representatives shall have offered to the Collateral Trustee, prepayment, security or indemnity satisfactory to the

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                                       19

Collateral Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

             (e) The Collateral Trustee shall have no duty or responsibility with respect to the preparation, filing, or recording of any financing statements or continuation statement, or similar documents, or of the giving of any notice, except that the Collateral Trustee will, upon written request, execute such of the same as may have been prepared for filing, recordation, etc. by the Company provided the Collateral Trustee does not believe it will be exposed to liability by reason of its executing the same; PROVIDED FURTHER that the Company shall have confirmed to the Collateral Trustee that it shall be entitled to rely on the indemnification provisions of Section 6.06 in connection with the foregoing.

             SECTION 7.06. MONEYS TO BE HELD IN TRUST. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Collateral Document shall be segregated and held in trust for the purposes for which they were paid or are held and the Collateral Trustee shall exercise ordinary care in the handling of any such moneys actually received by it.

             SECTION 7.07. RESIGNATION AND REMOVAL OF COLLATERAL TRUSTEE. (a) The Collateral Trustee may at any time, by giving 30 days' prior written notice to the Company and the Representatives, resign and be discharged of its responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee or trustees by the Required Representatives, the acceptance of such appointment by such successor trustee or trustees and, unless an Actionable Default has occurred and is continuing, the consent to the appointment of such successor trustee or trustees by the Company. If an Actionable Default has occurred, the Company's consent to any such resignation shall not be required. The Collateral Trustee shall be entitled to its fees and expenses accrued to the date of the resignation becoming effective. The Collateral Trustee may be removed at any time (with or without cause) and a successor trustee or trustees appointed by the affirmative vote of the Required Representatives, subject to, unless an Actionable Default has occurred and is continuing, the consent of the Company, PROVIDED that the Collateral Trustee shall be entitled to its fees and expenses accrued to the date of removal. If the Collateral Trustee resigns or is removed as provided in this Section 7.07, the consent to the appointment of a successor trustee or trustees shall not be unreasonably withheld and shall be deemed to have been given if the Company shall not have reasonably objected to any proposed successor trustee or trustees within five Business Days of receipt of notice of the identity thereof from the Representatives. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustee, shall, or any Representative may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Representatives as above provided.

             (b) If at any time the Collateral Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee or trustees shall be promptly appointed by the Required Representatives,

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                                       20

subject to, unless an Actionable Default has occurred and is continuing, the consent of the Company, which consent shall not be unreasonably withheld, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and cancelled without procuring the resignation of such predecessor trustee or trustees, and without any formality (except as may be required by applicable law) other than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and the Grantors and filed for record in each public office, if any, in which this Agreement is required to be filed.

             (c) The appointment and designation referred to in Section 7.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor, and upon such filing for record the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor, on the written request of the Required Representatives, the Company or its successor trustee or trustees, shall execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor trustee or trustees for more fully and certainly vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by such Grantor.

             (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Company. The resignation of any trustee or trustees and the instrument removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Article VII shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

             SECTION 7.08. STATUS OF SUCCESSORS TO TRUSTEE. Every successor to the Collateral Trustee appointed pursuant to Section 7.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any State thereof or the District of Columbia and having its principal corporate trust office within a state acceptable to the Required Representatives, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms.

             SECTION 7.09. MERGER OF THE COLLATERAL TRUSTEE. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or

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                                       21

any further act on the part of the parties hereto, but shall comply with the requirements of Section 7.08 as if it were a successor.

             SECTION 7.10. ADDITIONAL CO-TRUSTEES; SEPARATE TRUSTEES. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised in writing by counsel satisfactory to it that it is so necessary or prudent in the interest of the Representatives on behalf of the Secured Holders, or the Representatives shall in writing so request by notice to the Collateral Trustee and the Company, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, or the Grantor shall in writing so request by notice to the Collateral Trustee with the consent of the Required Representatives, the Collateral Trustee and each Grantor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee, the Company and the Representatives, either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor, or to act as separate trustee of any such property. In the event any Grantor shall not have joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, the Collateral Trustee may act under the foregoing provisions of this Section 7.10 without the concurrence of such Grantor (but with the concurrence of the Required Representatives), and each Grantor hereby appoints the Collateral Trustee as its agents and attorneys to act for it under the foregoing provisions of this
Section 7.10 in either of such contingencies.

             (b) Any separate trustee and any co-trustee (other than any trustee which may be appointed as successor to the Collateral Trustee pursuant to Section 7.07) shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

             (i) all rights, powers, duties and obligations conferred upon the trustees in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee originally named herein or its successors appointed pursuant to
     Section 7.07;

             (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or co-trustee, jointly, as shall be provided in the instrument appointing such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

             (iii) no power given hereby to, or which it is provided hereby may be exercised by, any such co-trustee or separate trustee, shall be exercised hereunder by such

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                                       22

     co-trustee or separate trustee, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained to the contrary notwithstanding;

             (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (v) the Grantors and the Collateral Trustee, at any time, by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor (who shall be acceptable to the Required Representatives) to such a separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Collateral Trustee so to do, or in case an Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint (with the consent of the Required Representatives) a successor without the concurrence of the Grantors and the Grantors hereby appoint the Collateral Trustee its agents and attorneys to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or co-trustee or as above provided, they may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee, the successor to any such separate trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as hereinbefore provided in this Section 7.10.

             SECTION 7.11. TRUSTEES APPOINTED ATTORNEYS-IN-FACT. Subject to
Section 17 of the Security Agreement, each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the name of such Grantor or their own name and in the place and stead of such Grantor and in the name of such Grantor, from time to time at the direction of the Required Representatives, to take, subject to Section 4.09, any action and to execute any instrument which the same may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same in accordance with the terms of the Collateral Documents. Each Grantor acknowledges and agrees that the foregoing power of attorney is coupled with an interest and may not be revoked or modified except with the consent of the Collateral Trustee or as otherwise provided herein.

             SECTION 7.12. ORDINARY CARE. The Collateral Trustee shall be deemed to have exercised ordinary care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property, it being understood that the Collateral Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Trustee has or is

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                                       23

deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                  ARTICLE VIII

                              RELEASE OF COLLATERAL

             SECTION 8.01. PARTIAL RELEASE OF COLLATERAL. (a) Each Grantor may, from time to time so long as no Actionable Default Notice has been received by the Collateral Trustee that has not been withdrawn, request the release of the Lien of the Collateral Documents in any portion of the Collateral of such Grantor proposed to be sold or otherwise disposed of by such Grantor to any other Person, upon notice to the Collateral Trustee from the Chief Financial Officer, Treasurer or Controller of the Company (a "NOTICE OF PARTIAL RELEASE"), which Notice of Partial Release shall be delivered to the Collateral Trustee and to each Senior Agent at least ten Business Days prior to the date of the proposed sale or other disposition of such Collateral (unless a shorter period of time is acceptable to the Collateral Trustee and to each Senior Agent) and shall

             (i) specify the Collateral to be so sold or otherwise disposed of and the proposed date of such sale or other disposition, and

             (ii) certify that the sale or other disposition of such Collateral is in compliance with the terms of the Secured Agreements, and no Grantor is, and after giving effect to such release, would not be, in default under any of the Secured Agreements.

If a Notice of Partial Release is delivered to the Collateral Trustee in accordance with the immediately preceding sentence and the Required Representatives shall have confirmed to the Collateral Trustee in writing prior to the date of the proposed release that each such Required Representative consents to such release (which consent shall be given if (x) no default has occurred and is continuing under the applicable Debt Agreements and (y) such release (and the application of proceeds thereof) is in compliance with the provisions of the applicable Debt Agreements, the security interest in such Collateral shall automatically, without further action, be released and the Collateral Trustee shall execute and deliver to the Company, on the date of the proposed release, a release or releases (including, without limitation, Uniform Commercial Code release statements and instruments of satisfaction, discharge and/or reconveyance) in recordable form provided by the Company as to the Collateral specified in such Notice of Partial Release from the Liens evidenced by the Collateral Documents, which release shall state that it is effective as of the date of such disposition and, in the case of any release related to a receivables financing permitted by Section 5.02(viii) of the Five Year Credit Agreement or a real estate financing permitted by Section 5.17(ii)(D) of the Five Year Credit Agreement, shall enter into such intercreditor agreements as shall be approved by each of the Senior Agents; PROVIDED, HOWEVER, that, if prior to the time that the Collateral Trustee delivers a release pursuant to this Section 8.01(a), the Collateral Trustee shall have received notice of a default under a Senior Credit Facility that shall not have been withdrawn prior to such time and the Required Senior Lenders shall have directed the Collateral Trustee either not to deliver such a release or not to deliver releases generally, then the Collateral Trustee shall so notify the Company and shall not sign any release or releases in connection with such disposition.

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                                       24

             (b) If, at any time, the Collateral Trustee shall receive a written notice from the Chief Financial Officer, Treasurer or Controller of the Company, (i) stating that any promissory note or other similar or related instrument evidencing obligations payable to any Grantor and included in the Collateral has been paid in full in accordance with its terms (or will be so paid concurrently with the surrender thereof), and (ii) identifying such note or other instrument in reasonable detail (including, without limitation, by its date of issuance, the name of its payee and the principal amount thereof), then the Collateral Trustee shall promptly deliver a copy of each such notice to each Representative and, unless any Representative shall have disputed the accuracy of such notice within five Business Days after the delivery of such notice, the Collateral Trustee shall promptly deliver such note or other instrument to the Company, and promptly execute and deliver a release or releases (including, without limitation, Uniform Commercial Code release statements) in recordable form provided by the Company as to any such note or other instrument from the Liens evidenced by the Collateral Documents, which release shall state that it is effective as of the date of its delivery.

             SECTION 8.02. FULL RELEASE OF COLLATERAL UPON SATISFACTION OF CERTAIN CONDITIONS. (a) Unless the Collateral Trustee shall have received an Actionable Default Notice that has not been withdrawn, the Collateral Trustee shall promptly release in accordance with Section 8.03 all the Collateral upon the earlier of (i) the date on which all Secured Obligations shall have been paid in full after the Maturity Date applicable to each of the Senior Credit Facilities, (ii) the termination of the Security Period and (iii) the date on which the aggregate of the loans and available commitments under the Senior Credit Facilities (or any refinancing thereof) shall be not less than $400,000,000 and the Senior Lenders (or the lenders under such refinancing) shall have agreed that such loans and available commitments shall not be secured by a Lien.

             (b) In furtherance of the undertaking set forth above in Section 8.02(a), the Collateral Trustee shall, upon the request of the Company accompanied by a certificate of the Chief Financial Officer, Treasurer or Controller of the Company, upon which the Collateral Trustee may conclusively rely without independent verification, to the effect that (x) the Security Period has terminated, (y) all Secured Obligations under the Secured Agreements have been, or will, concurrently with the release of the Collateral be, paid in full in cash and all commitments under the Senior Credit Facilities terminated or (z) the aggregate of the loans and available commitments under the Senior Credit Facilities (or any refinancing thereof) is not less than $400,000,000 and the Senior Lenders (or the lenders under such refinancing) shall have agreed that such loans and available commitments shall not be secured by a Lien, deliver a notice by registered mail to each Representative containing the following:

             (i) a statement as to the total amount of moneys in the Collateral Account and any account which has been established at the request of any Representative pursuant to Section 5.02; and

             (ii) a statement that the Collateral Trustee intends to release all the Collateral unless it receives a written notice from each Representative within 10 days saying that it has not received cash payment in full of all the Secured Obligations owed to the respective Secured Holders under the respective Secured Agreements, or in the case of the Senior Agents, that all commitments of the Senior Lenders under the Senior Credit

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                                       25

     Facilities have not been terminated, or, if such Secured Obligations are to be repaid and such commitments terminated concurrently with such release, a statement that the Collateral Trustee will release such Collateral only upon receipt from each Representative of instructions to do so.

If the Collateral Trustee does not receive a certificate from each Representative within 10 days after the delivery of such notice stating that such Secured Obligations have not been indefeasibly paid in full in cash (or such commitments have not been terminated), or the Collateral Trustee receives a direction from each Senior Agent so to release such Collateral, as the case may be (and the Collateral Trustee shall not have received any notice that an Actionable Default has occurred or is continuing), then the Collateral Trustee shall release all the Collateral from the security interest in its favor and deliver to the Company all Collateral in the possession of the Collateral Trustee promptly after the expiration of such 10 day period or as specified in such instruction, as the case may be; PROVIDED, HOWEVER, that the Company shall have made adequate provision for the reasonable expenses of the Collateral Trustee associated with such release of Collateral, fees and all other reasonable expenses of, or payable to, the Collateral Trustee hereunder or under any Collateral Document; and PROVIDED, FURTHER, that the failure of either Senior Agent to provide a certificate to the Collateral Trustee pursuant to this
Section 8.02 shall in no way be deemed a waiver of, or otherwise impair in any way, its rights to receive payment in respect of unpaid Secured Obligations. If the Collateral Trustee shall have received such a certificate from each Senior Agent within such 10 day period, or shall not have received an instruction so to release such Collateral (or shall have received an Actionable Default Notice which has not been withdrawn), as the case may be, the Collateral Trustee shall not release the Collateral unless and until each Senior Agent or a court of competent jurisdiction so directs the Collateral Trustee pursuant to a final, non-appealable judgment (including a judgment that becomes non-appealable by reason of expiration of any period of time limiting the right to appeal therefrom).

             SECTION 8.03. EFFECT OF RELEASE OF COLLATERAL. Upon the effectiveness of the release of the Collateral pursuant to Section 8.02, all right, title and interest of the Collateral Trustee and the Representatives on behalf of the Secured Holders in, to and under the Collateral Trust Estate, the Collateral and the Collateral Documents shall terminate and shall revert to the applicable Grantor and its successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease; and in such case, upon the written request of the Company, its successors or assigns, and at the cost and expense of the Company, its successors or assigns, the Collateral Trustee shall promptly execute and deliver a satisfaction of the Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Collateral Documents and the security interests granted thereunder and shall promptly transfer, or cause to be transferred, and shall promptly deliver or cause to be delivered to the Company, all property, including all moneys, instruments and securities of the Grantors then held by the Collateral Trustee. The cancellation and satisfaction of the Collateral Documents shall be without prejudice to the rights of the Collateral Trustee or any successor trustee or trustees to charge and be reimbursed for any reasonable expenditures which they may thereafter incur in connection therewith.

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                                       26

                                   ARTICLE IX

                                  MISCELLANEOUS

             SECTION 9.01. AMENDMENTS, SUPPLEMENTS AND WAIVERS. (a) (i) With the written consent of each Senior Agent and the Collateral Trustee, any Grantor may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any of the Collateral Documents or changing in any manner the rights or obligations of the Collateral Trustee, the Representatives, the Secured Holders and the Grantors hereunder or thereunder.

             (ii) Any such supplemental agreement shall be binding upon the Grantors, the Representatives, the Secured Holders and the Collateral Trustee and their respective successors.

             (iii) The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of the Chief Financial Officer, Treasurer or Controller of the Company to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in any of the Secured Agreements.

             (v) The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate of each Senior Agent to the effect that, upon receipt of the Collateral Trustee's written consent, this Section 9.01(a) has been complied with and an instruction letter requesting the Collateral Trustee to execute such supplemental agreement.

             (b) Notwithstanding the provisions of paragraph (a), the Collateral Trustee and the Grantors may, at any time and from time to time, without the consent of each Senior Agent and any other Representative or any Secured Holders, enter into additional Collateral Documents or one or more agreements supplemental hereto or to any Collateral Document, in form satisfactory to the Collateral Trustee,

             (i) to add to the covenants of any Grantor, for the benefit of the Representatives or any Secured Holder, or to surrender any right or power herein conferred upon any Grantor;

             (ii) to pledge or grant a security interest in favor of the Collateral Trustee as additional security for the Secured Obligations any property or assets which are required to be pledged, or in which a security interest is required to be granted, to the Collateral Trustee pursuant to any Collateral Document or otherwise; or

             (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided such action shall not adversely affect the interests of the Secured Holders.

             SECTION 9.02. ADDITIONAL ACTIONS OF REPRESENTATIVES. Whether or not there shall be an Actionable Default, the Collateral Trustee shall comply and shall be fully protected in

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                                       27

complying with any reasonable request of (a) the Required Representatives, to take or refrain from taking certain actions with respect to the Collateral or the Representatives, and (b) more than 50% of the Secured Holders represented by any Representative which has requested that an account be opened pursuant to
Section 5.02, to take or refrain from taking certain actions with respect to such account, PROVIDED, in each case, that the Collateral Trustee shall have been indemnified as provided in Section 7.05(d) and the Collateral Trustee shall not take or refrain from taking such actions if to do so would violate applicable law or the terms of this Agreement, the Collateral Documents or the applicable Secured Agreements.

             SECTION 9.03. NOTICES. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by mail (by registered or certified mail, return receipt requested), overnight prepaid courier, telex, telecopier or hand delivery:

             (a) If to any Grantor, to the address of the Company at 211 Mount Airy Road, Basking Ridge, New Jersey 07920, Attention: Treasurer, with a copy to Attention: General Counsel, or at such other address as shall be designated by it in a written notice to the Collateral Trustee;

             (b) If to the Collateral Trustee, at 5 Penn Plaza, 13th Floor, New York, NY 10001, Attention: Kevin Cremin, Facsimile No. 212 896-7295, or at such other address as shall be designated by it in a written notice to the Company and each Representative; and

             (c) If to any Representative, to it at the address specified from time to time in the list provided by the Company to the Collateral Trustee pursuant to Section 6.02 with copies to whomever (other than the Company) is specified by the Company pursuant to Section 6.02 as a Person to whom notice must be sent under the Secured Agreements, PROVIDED that in the case that no address is known for a Representative, notice shall be given to it in the manner specified by the related Secured Agreement, and, in the absence of any such specified means of giving notice, by such notice in the national edition of THE WALL STREET JOURNAL or as the Collateral Trustee shall determine to be reasonable. For purposes of notice by publication, one notice is sufficient and shall be deemed made on the date of its publication.

All such notices, requests, demands and communications shall be deemed to have been duly given, made or delivered, (i) effective when delivered by hand, (ii) five business Days after being deposited in the mail, postage prepaid, (iii) the next Business Day if delivered by an overnight prepaid courier, (iv) when telexed with answerback, (v) when telecopied or (vi) when published in the THE WALL STREET JOURNAL or such other publication; PROVIDED, HOWEVER that any notice, request, demand or other communication to the Collateral Trustee or to any Grantor or either Senior Agent shall not be effective until received and, PROVIDED, FURTHER, that any notice to the Collateral Trustee from the Company shall be signed by an officer or the Controller of the Company, unless otherwise specifically set forth herein.

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                                       28

             SECTION 9.04. HEADINGS. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

             SECTION 9.05. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             SECTION 9.06. TREATMENT OF PAYEE OR INDORSEE BY COLLATERAL TRUSTEE.
(a) The Collateral Trustee may treat the registered Secured Holder of any registered note, and the payee or indorsee of any note or debenture which is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

             (b) Any person, firm, corporation or other entity which shall be designated as the duly authorized representative of one or more Representatives to act as such in connection with any matters pertaining to this Agreement or any Collateral Document or the Collateral shall present to the Collateral Trustee such documents, including, without limitation, opinions of counsel, as the Collateral Trustee may reasonably require, in order to demonstrate to the Collateral Trustee the authority of such person, firm, corporation or other entity to act as the representative of such Representatives.

             SECTION 9.07. DEALINGS WITH THE GRANTORS. Upon any application or demand by the Company to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement, the Company shall (unless otherwise waived by the Collateral Trustee in writing) furnish to the Collateral Trustee a certificate signed by its Chief Financial Officer, Treasurer or Controller stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate need be furnished.

             SECTION 9.08. CLAIMS. This Agreement is made for the benefit of the Representatives on behalf of the Secured Holders, and the Representatives may from time to time enforce their rights as explicit beneficiaries hereunder.

             SECTION 9.09. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Representatives on behalf of the Secured Holders and their respective successors and assigns and nothing herein or in any Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Collateral Document, the Collateral, the Collateral Account or the Collateral Trust Estate or any part thereof.

             SECTION 9.10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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                                       29

             SECTION 9.11. EFFECTIVENESS. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect so long as the Collateral Trustee shall have any obligations hereunder.

             SECTION 9.12. REEXECUTION OF AGREEMENT. This Agreement shall be reexecuted at any time and from time to time, at the request of the Required Representatives, with such changes in the form hereof (including, without limitation, changes on the cover page and adding supplemental signatures and notary statements) solely for the purposes of and as may be required by law to comply with the filing or recording requirements of any jurisdiction where this Agreement is to be filed.

             SECTION 9.13. EFFECT ON DEBT AGREEMENTS. Nothing in this Agreement shall operate or be deemed to prevent any amendment, modification or waiver of the Debt Agreements by the parties thereto in accordance with the terms thereof.

             SECTION 9.14. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   THE BANK OF NEW YORK,
                                   not in its individual capacity, but solely as Collateral Trustee

                                   By: /s/ Kevin Cherin
                                     ---------------------------------------
                                     Title: Vice President

                                   AVAYA INC.,
                                   a Delaware corporation, as Grantor

                                   By /s/ Rhonda Seegal
                                     ---------------------------------------
                                     Title: Vice President

                                   AVAYA TECHNOLOGY CORP., a
                                   Delaware corporation, as Grantor

                                   By /s/ Justin Choi
                                     ---------------------------------------
                                     Title: Vice President

                                   Executed as a Deed by
                                   AVAYA (GIBRALTAR) LIMITED, a
                                   corporation organized under the laws of
                                   Gibraltar, as Grantor, and signed by a
                                   director and an Authorised Signatory

                                   By /s/ Michael Nelson
                                     ---------------------------------------
                                     Title: Director

                                   By /s/ Christopher Jentile
                                     ---------------------------------------
                                     Title: Authorized Signatory